SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (No. ______________)

Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              Del Webb Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

(3)  Filing party:

----------------------------------------------------------------------------

(4)  Date filed:

----------------------------------------------------------------------------

                              DEL WEBB CORPORATION

                                PHOENIX, ARIZONA

                                   ----------
                         ANNUAL MEETING OF SHAREHOLDERS

                                   ----------
                                NOVEMBER 8, 1995

                                   ----------
                           NOTICE AND PROXY STATEMENT

                                   ----------

                              DEL WEBB CORPORATION
                                   ----------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

                                NOVEMBER 8, 1995

                                   ----------

   NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of DEL WEBB CORPORATION, a Delaware corporation (the "Company"), will be held at the Four Seasons Hotel, 98 San Jacinto Boulevard, Austin, Texas 78701, on Wednesday, November 8, 1995, at 9:00 a.m., Central Standard Time, for the purposes of:

   1. Electing four Class II Directors for three-year terms expiring at the Annual Meeting of Shareholders to be held in 1998 or until their successors have been duly elected and qualified;

   2. Approving the Del Webb Corporation 1995 Director Stock Plan;

   3. Approving the Del Webb  Corporation  1995  Executive  Long-Term  Incentive
      Plan;

   4. Approving the Del Webb  Corporation  1995 Executive  Management  Incentive
      Plan;

   5. Ratifying the appointment of KPMG Peat Marwick LLP as the principal independent public accounting firm of the Company for the year ending June 30, 1996; and

   6. Transacting such other business as may properly come before the Annual Meeting.

   The Board of Directors has fixed the close of business on September 11, 1995 as the Record Date for Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

   IN ORDER  THAT  ADEQUATE  PREPARATIONS  MAY BE MADE FOR THE  ANNUAL  MEETING,
PLEASE MARK YOUR PROXY IF YOU WISH TO ATTEND.   A  MEETING  ATTENDANCE CARD THEN
WILL BE MAILED TO YOU PROMPTLY TO FACILITATE YOUR ATTENDANCE.

   WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT IN THE ACCOMPANYING ENVELOPE. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY, BY VOTING IN PERSON AT THE ANNUAL MEETING, OR BY SUBMITTING A LATER DATED PROXY.

                                             On Behalf of the Board of Directors

                                                     DONALD V. MICKUS
                                                Vice President, Secretary
                                                      and Treasurer

Phoenix, Arizona
Dated: September 22, 1995

                              DEL WEBB CORPORATION
                             6001 NORTH 24TH STREET
                             PHOENIX, ARIZONA 85016

                                  602-808-8000
                                   ----------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 8, 1995
                                   ----------

SOLICITATION OF PROXY

   This Proxy Statement has been prepared in connection with the Board of Directors solicitation of the enclosed proxy for the 1995 Annual Meeting of Shareholders of Del Webb Corporation, a Delaware corporation (the "Company"), to be held on November 8, 1995, 9:00 a.m., Central Standard Time, at the Four Seasons Hotel, 98 San Jacinto Boulevard, Austin, Texas 78701. The solicitation of the enclosed form of proxy is made by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. The Proxy Statement has been furnished to the record holders of shares of common stock, $.001 par value, of the Company (the "Common Stock") at the close of business on September 11, 1995 (the "Record Date"). The accompanying Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy are being mailed on or about September 22, 1995 to holders of shares of its Common Stock on the Record Date.

   The Annual Meeting is for the purposes of:

      1. Electing four Class II Directors for three-year terms expiring at the Annual Meeting of Shareholders to be held in 1998 or until their successors have been duly elected and qualified;

      2. Approving the Del Webb Corporation 1995 Director Stock Plan;

      3. Approving the Del Webb Corporation 1995 Executive Long-Term Incentive Plan;

      4. Approving the Del Webb Corporation 1995 Executive Management Incentive Plan;

      5. Ratifying the appointment of KPMG Peat Marwick LLP as the principal independent public accounting firm of the Company for the year ending June 30, 1996; and

      6. Transacting such other business as may properly come before the Annual Meeting.

INFORMATION AS TO VOTING SECURITIES

   As of the Record Date, the outstanding securities of the Company entitled to a vote at the meeting consisted of 17,396,534 shares of Common Stock, each share being entitled to one vote. A majority of the outstanding shares entitled to vote shall constitute a quorum for the conduct of business.

ACTION TO BE TAKEN UNDER THE PROXIES

   A properly executed proxy in the enclosed form will be voted in accordance with the instructions thereon. If no instructions are given with respect to the matters to be acted on, the persons acting under the proxies will vote the shares represented thereby in favor of the election of the nominees for directors named herein; in favor of the Del Webb Corporation 1995 Director Stock Plan; in favor of the Del Webb Corporation 1995 Executive Long-Term Incentive Plan; in favor of the Del Webb Corporation 1995 Executive Management Incentive Plan; in favor of the appointment of KPMG Peat Marwick LLP as the principal independent public accounting firm of the Company for the year ending June 30, 1996; and at their discretion as to such other business as may come before the meeting or any adjournment thereof. The Board of Directors is not aware of any other business to be brought before the meeting. If other proper matters or matters of which the Board is not aware a reasonable time prior to the meeting are introduced, then, to the extent permissible by law, the persons named in the enclosed proxy will vote the shares they represent in accordance with their judgment.

   Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and those votes will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter.

   A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company at any time prior to the voting of such proxy, by voting in person at the meeting, or by submitting a later dated proxy.

   All persons with valid meeting attendance cards will be admitted to the Annual Meeting. Accordingly, if you plan to attend the meeting, please mark the box provided on your proxy card so that we may send you an attendance card. You also may obtain an attendance card by submitting a written request to the Secretary of the Company.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

   The Board has nominated the four directors named below to serve three-year terms as Class II directors. The election of the nominees requires a plurality of the votes cast with a quorum present.

DIRECTORS AND NOMINEES

   The Board of Directors currently has ten members, three members in Classes I and III, respectively, and four members in Class II. At the Annual Meeting of Shareholders on November 8, 1995, directors in Class II will be elected to serve until the Annual Meeting of Shareholders in 1998, or until their successors are elected and qualified.

   It is not anticipated that any nominee for election as a director will become unable to accept nomination but, if such an event should occur, the person or persons acting under the proxies will vote for a substitute nominee designated by the Board of Directors or the remaining nominees if no substitute is nominated.

                              NOMINEES FOR ELECTION
                    FOR TERM EXPIRING AT 1998 ANNUAL MEETING
                                    CLASS II

   D. KENT ANDERSON, 54, a director of the Company since June 1994, has served as Chairman of the Board and Chief Executive Officer of Post Oak Bank in Houston, Texas, since 1991. Mr. Anderson previously served as Chairman of the Board and held other executive positions with First Interstate Bank of Texas, N.A from 1988 to 1991.

   KENNY C. GUINN, 58, a director of the Company since June 1994, served as interim President of the University of Nevada, Las Vegas from May 1994 to May 1995 and has served as Chairman of the Boards of Directors of Southwest Gas Corporation and PriMerit Bank since 1988 and 1987, respectively. Dr. Guinn also served as Chief Executive Officer of Southwest Gas Corporation from October 1988 to May 1993 and Chief Executive Officer of PriMerit Bank from 1985 to 1992. Dr. Guinn is a director of Boyd Gaming Corporation and Oasis Residential, Inc.

   MICHAEL E. ROSSI, 51, a director of the Company since June 1994, has been Vice Chairman of BankAmerica Corporation since 1993. Mr. Rossi has held various positions with Bank of America, a related entity, since 1986, including Chief Credit Officer from 1990 to 1993 and Executive Vice President, Commercial Banking Division from 1988 to 1990.

   SAM YELLEN, 64, a director of the Company since 1991, was a partner with KPMG Peat Marwick LLP from 1968 until his retirement in 1990. Mr. Yellen is a director of Beverly Funding Corporation, Wedbush Corporation, Downey Savings and Loan Association, and LTC Properties, Inc.

                              CONTINUING DIRECTORS
                    FOR TERM EXPIRING AT 1996 ANNUAL MEETING
                                    CLASS III

   PHILIP J. DION, 50, has been the Company's Chairman of the Board and Chief Executive Officer since November 1987. Mr. Dion joined the Company in 1982 and held various positions in the Company until his appointment as Chairman of the Board and Chief Executive Officer.

   J. RUSSELL NELSON, 65, a director of the Company since 1983, was Dean of Business and Administration of the University of Colorado from 1989 until his retirement in 1992 and was President of Arizona State University from 1981 to 1989.

   PETER A. NELSON, 63, a director since 1984, was Senior Vice President of Marketing with McDonald's Corporation from 1984 until his retirement in 1990.

                              CONTINUING DIRECTORS
                    FOR TERM EXPIRING AT 1997 ANNUAL MEETING
                                     CLASS I

   ROBERT BENNETT, 70, a director since 1985, has been Executive Vice President with Daiwa Securities America, Inc., an investment banking firm, since July 1995 and was Senior Vice President of Daiwa Securities America, Inc. from January 1987 to July 1995.

   HUGH F. CULVERHOUSE, JR., 46, a director since 1990, has been a partner in the law firm of Hugh F. Culverhouse, P.A. and its predecessor firm since 1987.

   C. ANTHONY WAINWRIGHT, 62, a director of the Company since 1988, has been the Chairman of the advertising agency of Harris, Drury, Cohen, Inc. since May 1995. From 1989 until April 1995, Mr. Wainwright was the Vice Chairman of the advertising agency of Campbell-Mithun-Esty. Mr. Wainwright is a director of All-Comm Media, Inc., American Woodmark Co., Gibson Greeting Cards Co., and Specialty Retail Group, Inc.

                        THE BOARD OF DIRECTORS RECOMMENDS
                A VOTE "FOR" ELECTION OF THE CLASS II DIRECTORS.

MEETINGS OF THE BOARD OF DIRECTORS

   During the fiscal year ending June 30, 1995, the Board of Directors held four regular meetings and one special meeting. All members of the Board attended more than 75% of the meetings of the Board and the committees on which they serve.

COMMITTEES OF THE BOARD OF DIRECTORS

   The Board of Directors appoints an Audit Committee, Executive Committee, Finance Committee, Human Resources Committee, and Nominating Committee.

   Audit Committee. None of the members of the Audit Committee is an employee of the Company. The Audit Committee makes recommendations to the Board concerning the selection of outside auditors, reviews the scope and results of independent and internal audits, and monitors the sufficiency of internal auditing, accounting, and financial controls. In addition, the Audit Committee monitors the Company's Code of Conduct, which is administered by the Company's Ethics Committee. The Audit Committee held three regular meetings during the year ended June 30, 1995.

   Executive Committee. The Executive Committee acts on Board matters that arise between meetings of the full Board of Directors. The Executive Committee held one special meeting during the year ended June 30, 1995.

   Finance Committee. The Finance Committee is responsible for supervision of all corporate financial matters; reviews and considers the Company's capital structure, source and use of funds, financial position, capital and operating budgets, and expenditures; reviews proposed sales of assets; reviews and evaluates acquisitions, mergers, or divestitures; and reviews the Company's dividend policies. The Finance Committee held two regular meetings and one special meeting during the year ended June 30, 1995.

   Human Resources Committee. The Human Resources Committee functions as the Company's compensation committee and is responsible for reviewing and approving the compensation of executives with a base pay in excess of $125,000, including such employee's participation in stock option and restricted stock plans and incentive plans. The Human Resources Committee also reviews the compensation, benefits (including executive perquisites), management development, organizational development, and affirmative action policies of the Company. In addition, if approved at the Annual Meeting, the Human Resources Committee will administer the Del Webb Corporation 1995 Director Stock Plan, the Del Webb Corporation 1995 Executive Long-Term Incentive Plan, and the Del Webb Corporation 1995 Executive Management Incentive Plan. Certain employee benefit plans may be submitted by the Human Resources Committee to the Board for its approval. The Human Resources Committee held two regular meetings during the year ended June 30, 1995.

   Nominating Committee. The Nominating Committee reviews and recommends changes in the size and composition of the Board of Directors and evaluates and recommends candidates for election to the Board of Directors and appointment to Board Committees. The Nominating Committee will consider proposals for nomination from shareholders that are made in writing to the Secretary, that are timely and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications. The Nominating Committee held no meetings during the year ended June 30, 1995, but met in July, 1995 regarding the nominations of the Class II directors discussed herein.

   The composition of each committee currently is as follows:

 AUDIT COMMITTEE              EXECUTIVE COMMITTEE
Sam Yellen*                   Peter A. Nelson*
J. Russell Nelson             Philip J. Dion
Michael E. Rossi              Hugh F. Culverhouse, Jr.

HUMAN RESOURCES COMMITTEE     FINANCE COMMITTEE
Peter A. Nelson*              Hugh F. Culverhouse, Jr.*
Kenny C. Guinn                D. Kent Anderson
C. Anthony Wainwright         Robert Bennett

NOMINATING COMMITTEE
J. Russell Nelson*
Robert Bennett
C. Anthony Wainwright
Sam Yellen
Philip J. Dion, Ex-Officio

----------
* Denotes Chairman.


COMPENSATION OF DIRECTORS

   Directors who are not officers of the Company receive an annual retainer of $20,000 and a meeting fee of $1,000 for each meeting of the Board or a committee thereof. A director who serves as a committee chairman also receives an additional $1,000 annually. Directors who are not officers and who devote time to committee-related activities other than attendance at meetings may be paid a per diem fee equal to the meeting fee for such additional service.

   Nonemployee directors of the Company are eligible to participate in the Del Webb Corporation Director Stock Plan, which provides for the automatic annual grant of 1,000 options to eligible nonemployee directors and the opportunity for nonemployee directors to defer all or a portion of their annual retainer into stock options and/or restricted stock. With respect to the automatic annual grants, all grants are made at the fair market value on the date of grant, November 20 of each calendar year. Each option granted under this feature will expire on the tenth anniversary of the date of grant. Participants are entitled to exercise one-third of such options on each of the first, second and third anniversaries of the date of grant.

   On or before December 31 of each year, each nonemployee director has the ability to elect to defer any portion or all of his or her annual retainer for the fiscal year commencing on July 1 of the next calendar year. Deferrals may, at the discretion of each director, be made in the form of stock options or restricted stock. Any deferral election is irrevocable for the period made. Each director may also elect to defer up to 100% of his or her annual retainer and meeting fees under the Del Webb Corporation Deferred Compensation Plan. Under this plan, the irrevocable deferral election must be made on or before December 15 each year in order to be in effect for the following calendar year.

   Additionally, if approved by the Company's Shareholders at the Annual Meeting, the Del Webb Corporation 1995 Director Stock Plan will be available to eligible nonemployee directors. The Del Webb Corporation 1995 Director Stock Plan contains substantially the same terms and provides similar benefits as the Del Webb Corporation Director Stock Plan discussed above, except that the Del Webb Corporation 1995 Director Stock Plan provides for the automatic annual grant of an option to purchase 2,000 shares of Common Stock during each calendar year (less the number of shares granted to the director under the Del Webb Corporation Director Stock Plan during each such calendar year).

                       REPORT OF HUMAN RESOURCES COMMITTEE
                            OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

   The executive compensation policies of the Company have been developed to further the Company's strategic mission of being a leader in the industries in which it participates and maximizing shareholder value. To meet these business objectives, the Company maintains a policy that the compensation of all executive officers should emphasize the relationship between pay and performance by including variable, at-risk compensation that depends upon the financial performance and the strategic positioning of the Company. To this end, the Company provides compensation levels necessary to attract and retain high-quality executives, to motivate key executives to achieve or exceed corporate financial and operational goals, and to contribute to the short- and long-term interests of shareholders.

   The Human Resources Committee (the "Committee") of the Board of Directors administers the Company's executive compensation program for executives with a base pay in excess of $125,000, evaluates the performance of corporate officers, and considers management succession and related matters. The Committee reviews with the Board all aspects of compensation for the Chief Executive Officer, Mr. Dion, and reviews in general the compensation of all other executives. The Committee currently is comprised of three independent, nonemployee directors.

   The Company's  executive  compensation  program consists of two key elements:
(1) an annual component,  which consists of base salary and an annual bonus; and
(2) a long-term component, which consists of grants of stock options and shares of restricted stock. The policies with respect to each of these elements, as well as the basis for determining the compensation of Mr. Dion, are described below.


                                ANNUAL COMPONENT

BASE SALARY

   The Committee reviews each executive's base salary. Base salaries for executive officers are determined by evaluating each individual's performance, experience, and level of responsibility in comparison to similar positions within the Company and in the homebuilding industry. In establishing salaries for fiscal 1995, the Committee considered each executive's contributions during the past fiscal year and the competitive market for equally qualified executives. In fiscal 1995, the Committee authorized increases in the base salaries of the executive officers listed in the Summary Compensation Table on page 8, other than Mr. Dion, in the range of 4% to 6%.

   Mr. Dion's base salary for the year ended June 30, 1995, was established under an Employment Agreement dated May 18, 1988, as amended January 20, 1989, May 17, 1989, and December 1, 1992 (the "Agreement"). The Agreement provides for a base salary of $500,000.

ANNUAL BONUS

   The Company's annual bonus awards are a significant component of executive compensation, reflecting the Company's belief that compensation should be linked to performance. Under the Company's annual Management Incentive Plan, annual bonuses paid to executives employed at corporate headquarters are based on the financial performance (consolidated net earnings) of the entire Company. Executives assigned to operations are evaluated upon both the financial performance (project cash flow and net earnings) of the operating community or division to which the executives are assigned and the financial performance of the entire Company. The Committee predetermines target annual bonuses for each executive, and for fiscal 1995 these target bonuses for the named executive officers, other than Mr. Dion, ranged from 50% to 60% of the executive's annual base salary. In years in which the Company's financial performance (including cash flow and net earnings) exceeds target performance, an executive could earn an annual bonus of up to 200% of the target amount; however, in the years in which the Company's financial performance does not meet target performance, bonus payments can be reduced or eliminated. In fiscal 1995, annual bonuses paid to the four highest paid executives, other than Mr. Dion, represented 58% to 99% of their annual base salary.

   Mr. Dion received an annual bonus under the Company's Management Incentive plan of $800,000, which together with his base salary, represented an 18% increase in Mr. Dion's aggregate cash compensation for fiscal 1995 over fiscal 1994. With respect to Mr. Dion, the Committee did not use a predetermined formula for the purpose of establishing his annual bonus. Rather, the Committee considered the various components of the Company's and Mr. Dion's performance in reaching its overall judgment of Mr. Dion's performance for the year. The Committee determined that Mr. Dion's cash compensation was appropriate in light of the following fiscal 1995 Company performance accomplishments: (1) a 67%
increase in net earnings; (2) a 57% increase in total revenues; (3) a 65% increase in earnings per share; and (4) a 36% increase in home closings. These figures represent record earnings for the Company during a period of industry challenges. In addition, Mr. Dion's compensation was based on qualitative factors such as the continued improvement and development of the Company's management team, his overall leadership in strategic planning for the Company, and accomplishment of major strategic objectives, such as the successful opening of new communities.


                             LONG-TERM COMPENSATION

STOCK OPTIONS AND RESTRICTED STOCK

   Long-term  compensation  comprises a substantial  portion of total  executive compensation in order to retain executives, motivate them to improve the long-term value of the Company's stock, and to further the Company's objective of linking compensation to performance. Long-term incentive compensation includes both stock options and shares of restricted stock, which contain vesting and restriction periods that are conditioned upon the executive's continued employment. Consequently, the Company is able to maintain a cohesive management team and to focus management's attention on the long-term interests of the Company and the shareholders. When awarding long-term compensation, the Committee examines the executive's level of responsibility, prior compensation, previous long-term incentive awards, individual performance criteria, and industry practices relating to similar compensation. Stock options directly link executive rewards to the stock market's assessment of the Company's success, while restricted stock provides a strong retention device as well as an effective method for increasing executive stock ownership, thus encouraging a personal proprietary interest, close identification with the Company and an alignment of interests with those of the shareholders. All stock options granted during fiscal 1995 were granted at the prevailing market price at the time of grant with vesting over three years and will have value only if the price of the Company's Common Stock increases. All shares of restricted stock granted during fiscal 1995 have restrictions that lapse over four years. This incentive structure focuses management attention on maximizing shareholder wealth in the long term. Grants of stock options and restricted stock are made under various stock plans, each of which has been approved by the Company's shareholders.

   Both restrictive share awards and stock option grants were determined as a percentage of base salary, which varied with each executive's responsibilities and relative position within the Company. Restricted shares awarded in fiscal 1995 represented 37% to 55% of base salary for the named executives other than Mr. Dion. Mr. Dion's award of restricted stock represented approximately 77% of his base salary.

   Section 162(m) of the Internal Revenue Code generally disallows deductions to public companies for executive compensation in excess of $1 million to named executive officers. This deduction limitation does not apply to "performance-based" executive compensation. The Company's policy is to comply with the requirements of Section 162(m) and maintain deductibility for all executive compensation, except in circumstances where the Committee concludes on an informed basis, in good faith, and with the honest belief that it is in the best interest of the Company and the shareholders to take actions with regard to the payment of executive compensation which do not qualify for tax deductibility. To further this policy, the Board of Directors has recommended that shareholders approve Proposals 3 and 4, which are intended to preserve the deductibility for federal income tax purposes of certain elements of the compensation of Mr. Dion and the other named executives for tax years commencing in fiscal 1996.

                            HUMAN RESOURCES COMMITTEE
                            Peter A. Nelson, Chairman
                                 Kenny C. Guinn
                              C. Anthony Wainwright


                       COMPENSATION OF EXECUTIVE OFFICERS

   The following table sets forth for the fiscal years ended June 30, 1995, 1994, and 1993, respectively, information concerning compensation of the persons named below for services in all capacities to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE


                                                                          LONG-TERM
                                                                        COMPENSATION
                                                                            AWARDS
                                                                   ------------------------
                                                                    RESTRICTED
                                          ANNUAL COMPENSATION         STOCK                     ALL OTHER
                                          -------------------       AWARDS ($)    OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR    SALARY ($)(1)   BONUS ($)       (2)          (#)          ($)(3)
----------------------------  ------   -------------   ---------   ------------   ---------   --------------
Philip J. Dion                 1995     $519,231       $800,000      $401,575      35,000        $7,010
 Chairman of the Board and     1994     $500,000       $600,000      $199,695      30,000        $6,738
 Chief Executive Officer       1993     $427,948       $500,000      $238,000      27,500        $6,433
Joseph F. Contadino            1995     $265,769       $200,000      $ 96,378      10,000        $6,531
 Senior Vice President and     1994     $201,538       $175,000      $ 39,939       7,500        $7,018
 President of Coventry Homes   1993     $156,891       $150,000      $  38,500      5,100        $5,250
Frank D. Pankratz              1995     $239,808       $140,000      $ 96,378      10,000        $5,751
 Senior Vice President and     1994     $225,000       $ 50,000      $ 39,939       9,000        $5,055
 General Manager -- Sun City   1993     $221,474       $117,400      $  38,250      7,500        $4,814
 Palm Desert
LeRoy C. Hanneman              1995     $177,500       $175,000      $ 96,378      10,000        $5,927
 Senior Vice President and     1994     $159,231       $177,700      $ 39,939       7,500        $5,622
 General Manager -- Sun City   1993     $144,872       $100,000      $  35,250      5,100        $4,731
 Summerlin
John A. Spencer                1995     $178,558       $164,500      $ 96,378      10,000        $5,814
 Senior Vice President and     1994     $164,615       $105,000      $ 39,939       7,500        $4,358
 Chief Financial Officer       1993     $156,890       $100,000      $  35,626      5,100        $5,015
----------

(1) Includes an additional pay period for fiscal 1995 and november 1994 salary increases for all named executives other than Mr. Dion.

(2) At June 30, 1995, aggregate restricted shareholdings in shares (and dollars) were 39,666 ($922,235) for Mr. Dion, 8,666 ($201,485) for Mr.
     Contadino,  8,666  ($201,485) for Mr.  Pankratz,  8,666  ($201,485) for Mr.
     Hanneman, and 8,666 ($201,485) for Mr. Spencer. Dividends subsequent to the acceptance date of restricted stock awards are paid directly to the executives.

(3) Includes fiscal 1995 contributions by the Company to the retirement savings plan of $4,500, $4,985, $4,895, $4,840, and $4,806 for Messrs. Dion,
     Contadino, Pankratz, Hanneman, and Spencer, respectively. this column also includes the portion of fiscal 1995 premium payments attributable to term coverage under the Key Executive Life Plans ("KELPs") in the amount of $2,510, $1,546, $856, $1,087, and $1,008 for Messrs. Dion, Contadino,
     Pankratz, Hanneman, and Spencer, respectively. The KELPs are group life insurance plans implemented in May 1991 ("KELP I" for 60 key executives) and April 1992 ("KELP II" for the same 60 key executives, including those covered under KELP I). The Company pays the annual premiums on the policies; however, upon death or retirement, the aggregate of the annual premiums is repaid to the Company. The coverage amounts under KELP I are $1,510,043, $679,577, $770,027, $682,325, and $787,563 for Messrs. Dion,
     Contadino, Pankratz, Hanneman, and Spencer, respectively. The coverage amounts under KELP II are $1,331,996, $679,577, $641,634, $651,976, and
     $649,565 for Messrs. Dion, Contadino, Pankratz, Hanneman, and Spencer, respectively.



                        OPTION GRANTS IN LAST FISCAL YEAR


                                            INDIVIDUAL GRANTS
                            ---------------------------------------------------
                             NUMBER OF                                             POTENTIAL REALIZABLE VALUE
                             SECURITIES    % OF TOTAL                               AT ASSUMED ANNUAL RATES
                             UNDERLYING      OPTIONS                               OF STOCK APPRECIATION FOR
                               OPTIONS      GRANTED TO     EXERCISE                      OPTION TERM
                               GRANTED     EMPLOYEES IN    OR BASE   EXPIRATION    --------------------------
           NAME             (#/SHARES)(1)  FISCAL YEAR  PRICE ($/SH)    DATE           5% ($)       10% ($)
--------------------------  -------------  -----------  ------------  ---------      --------      --------
Philip J. Dion ...........     35,000        11.24%        $16.063     11-01-04      $353,568      $896,010
Joseph F. Contadino.......     10,000         3.21%        $16.063     11-01-04      $101,019      $256,003
Frank D. Pankratz ........     10,000         3.21%        $16.063     11-01-04      $101,019      $256,003
LeRoy C. Hanneman ........     10,000         3.21%        $16.063     11-01-04      $101,019      $256,003
John A. Spencer ..........     10,000         3.21%        $16.063     11-01-04      $101,019      $256,003
----------
(1) All options granted during fiscal 1995 vest equally over a three-year period commencing on the date of grant.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES


                                              NUMBER OF                       VALUE OF
                                             SECURITIES                      UNEXERCISED
                       SHARES                UNDERLYING                        IN-THE-
                      ACQUIRED               UNEXERCISED                        MONEY
                         ON       VALUE      OPTIONS AT                      OPTIONS AT
                      EXERCISE   REALIZED   JUNE 30, 1995                   JUNE 30, 1995
        NAME            (#)        ($)           (#)                             ($)
------------------- ---------- ---------- --------------- --------------- ---------------
Philip J. Dion .....     0          0          293,434      Exercisable      $3,498,324
                                                64,166     Unexercisable     $  508,718
Joseph F. Contadino      0          0           24,600      Exercisable      $  289,855
                                                16,700     Unexercisable     $  132,393
Frank D. Pankratz  .     0          0           62,400      Exercisable      $  724,311
                                                18,500     Unexercisable     $  147,430
LeRoy C. Hanneman  .     0          0           39,400      Exercisable      $  445,918
                                                16,700     Unexercisable     $  132,393
John A. Spencer  ...     0          0           52,400      Exercisable      $  606,428
                                                16,700     Unexercisable     $  132,393


SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

   The Company has two Supplemental Executive Retirement Plans ("SERPs"): "SERP I," effective January 1, 1986, and "SERP II," effective January 1, 1989. Under the SERPs, executive officers of the Company and its subsidiaries, as designated by the Company's Chief Executive Officer, or the Board in the case of the Chief Executive Officer, are eligible to receive benefits upon their retirement, death, disability, or termination of employment. Messrs. Dion and Spencer are participants of SERP I and Messrs. Contadino, Pankratz, and Hanneman are participants of SERP II. Mr. Dion's full benefit under SERP I is payable, without actuarial reduction, at age 55. Mr. Spencer's full benefit under SERP I and participants of SERP II are payable, respectively, at age 65. The following table sets forth estimated annual retirement benefits for participants of SERP I and SERP II, respectively, at a specified compensation level (based on the participant's highest average annual total of salary and bonuses during any five calendar years out of the seven consecutive calendar years of employment with the Company that will produce the highest amount, less certain offsets) and years of service classifications:


                        SERP I                  SERP II
    HIGHEST        YEARS OF SERVICE        YEARS OF SERVICE
    AVERAGE    ----------------------- -----------------------
 REMUNERATION       10      20 OR MORE      10      20 OR MORE
-------------- ---------- ------------ ---------- ------------
$  150,000     $  52,500    $105,000    $  45,000   $ 90,000
   250,000        87,500     175,000       75,000    150,000
   350,000       122,500     245,000      105,000    210,000
   450,000       157,500     315,000      135,000    270,000
   550,000       192,500     385,000      165,000    330,000
   650,000       227,500     455,000      195,000    390,000
   750,000       262,500     525,000      225,000    450,000
   850,000       297,500     595,000      255,000    510,000
   950,000       332,500     665,000      285,000    570,000
 1,050,000       367,500     735,000      315,000    630,000
 1,150,000       402,500     805,000      345,000    690,000
 1,250,000       437,500     875,000      375,000    750,000
 1,350,000       472,500     945,000      405,000    810,000


   Offsets not reflected in the above table include reductions for the equivalent of benefits received from employer contributions to the Retirement Savings Plan and certain predecessor or successor plans and 50% of the participant's maximum Social Security benefit at age 65. A participant becomes vested in retirement benefits pursuant to the SERPs at the rate of 10% per year in which the participant has been continuously employed with the Company since January 1, 1981 or their date of hire, whichever is later. In addition, Mr. Dion is credited with 1.5 years of service for each year of service with the Company after January 1, 1989. The estimated credit years of service for each of the individuals named in the Summary Compensation Table is as follows: under SERP I, Mr. Dion, 16 years and Mr. Spencer, 14 years; and under SERP II, Mr. Contadino, 4 years, Mr. Pankratz, 8 years, and Mr. Hanneman 14 years.

   In the event a participant dies while employed by the Company, a survivor's benefit will be paid in lieu of the above retirement benefits in an amount based upon the greater of the actuarial equivalent lump sum value of such participant's retirement benefit or three times certain of such participant's compensation, payable in ten equal annual installments. In the event of disability, a participant is entitled to receive the actuarial equivalent lump sum value of such participant's retirement benefit payable in monthly installments over ten years without interest. In the event of termination other than death, disability, or retirement, a participant is entitled to receive the vested portion of his or her normal retirement benefits. The benefit is actuarially reduced from the normal retirement date to the termination date. If the participant's termination occurs for reasons other than death or disability and after age 55 and the completion of 10 or more years of service, the participant qualifies for an early retirement benefit. The early retirement benefit is equal to the normal retirement benefit accrued to the date of termination, reduced by 3% for each year by which the early retirement precedes the normal retirement date.

   Both SERPs contain a change of control provision that provides that if a participant is terminated within three years after a change in control, the participant would be fully vested, be credited with 20 years of service and be deemed to be the greater of age 55 or the participant's actual age. Using these parameters, the benefit would be calculated, discounted back to the participant's actual age, and paid in an actuarial equivalent lump sum. Mr. Dion's benefit would not be discounted to his actual age but would be paid assuming he is 55 years of age.

   Both SERPs allow a participant or beneficiary to elect to receive a lump sum distribution of all or a portion of the participant's unpaid benefits, subject to a 10% penalty, following a change of control or termination of employment ("Accelerated Distribution"). In addition, in the event of a participant's death, the beneficiary may elect to receive an Accelerated Distribution.

EMPLOYMENT AGREEMENTS

   As discussed above, the Company has entered into an Employment Agreement with Mr. Dion pursuant to which Mr. Dion serves as Chairman of the Board and Chief
Executive Officer. The Agreement provides for a minimum annual base salary of $500,000 and participation in any Company incentive compensation plan, pension, or profit sharing plans, stock purchase plan or executive retirement plan. Any such plan may be established at the discretion of the Board of Directors. The Agreement also provides for a term which extends automatically for an additional one-year period (so as to provide a continuous term of approximately three years after extension) unless prior to each Annual Meeting of Shareholders of the Company, either the Company gives 30 days' notice or Mr. Dion gives 90 days' notice that, except for Good Cause (as defined in the Agreement), the notifying party does not wish to further extend the term of the Agreement. In the event of Mr. Dion's death during the term of the Agreement, his widow or, if she shall not survive him, his estate shall receive his salary for 12 calendar months following the date of his death, without reference to the term of the Agreement.

   If, within 24 months after a change in control of the Company, Mr. Dion terminates his employment with the Company for Good Reason (as defined), irrespective of the period then remaining until the end of the term of the Agreement, he shall be entitled to severance benefits, including (i) a severance payment equal to three years of his base salary in effect as of the date of notification of termination, three years' incentive compensation calculated as 55% of such base salary, and three years' fringe benefits calculated as 16 2/3 % of base salary; (ii) reimbursement for all expenses incurred in finding new employment and moving or, at his election, $50,000; (iii) office space and secretarial services for a specified period; (iv) accelerated exercisability of all stock options and stock appreciation rights held by him; (v) lapse of restrictions on all shares of restricted stock that have been held by him for at least twelve months; and (vi) an amount equal to any "excess tax" imposed upon such severance benefits that are deemed to be a "parachute payment." Under Mr. Dion's Agreement, a change in control occurs if a person or entity becomes the beneficial owner of 20% or more of the outstanding voting securities of the Company, unless there is no change in the majority of the Board of Directors following such acquisition, or if, within two years of a tender offer or exchange offer for the voting securities of the Company, or as a result of a merger, consolidation, sale of assets, or contested election, or any such combination, there is a change in a majority of the Board of Directors of the Company or its successor.

   In the event Mr. Dion's employment is terminated by the Company prior to the expiration of the Agreement for a reason other than his death, permanent disability, cause, or upon a change of control, he shall be entitled, for the balance of the term of the Agreement, to the benefits set forth in (ii), (iii),
(iv), and (v) above, as well as his regular compensation under the Agreement, incentive compensation (calculated at 55% of his base salary), fringe benefits (calculated at 16 2/3% of his base salary), normal business expenses, and vested benefits under the Company's SERPs.


   As of the date hereof, in addition to the change of control provisions contained in Mr. Dion's employment agreement with the Company, the Company has change of control agreements with 14 other key officers of the Company, including Messrs. Contadino, Pankratz, Hanneman, and Spencer. Such change of control agreements provide that, upon the termination of the officer's employment by the Company in connection with a change of control of the Company, the officer, based upon position, will receive a lump sum payment equal to (i) one and one-half or two times the annual base salary in effect at any time during the 12 months prior to termination; (ii) the greater of all bonuses paid during the 12 months prior to termination or 30 to 40% of the termination salary; and (iii) 20% of the termination salary in lieu of fringe benefits. In addition, all options and restricted stock previously granted will become immediately exercisable and free of all restrictions. A change in control is considered to occur if a person or entity becomes the beneficial owner of 25% or more of the voting securities of the Company, or if, within two years of a tender offer or exchange offer for the voting securities of the Company, or as a result of a merger, consolidation, sale of assets, or contested election, or any such combination, there is a change in a majority of the Board of Directors of the Company or its successor.


                              PERFORMANCE GRAPH

   The following graph compares the five-year cumulative total return on the Company's Common Stock to total returns on the Standard & Poor's 500 Stock Index and a composite index of peer group corporations in the homebuilding industry (the "Composite Index").

   The Composite Index of peer group corporations includes Centex Corporation; Continental Homes Holding Corp.; Hovnanian Enterprises, Inc.; Kaufman & Broad Home Corporation; Lennar Corporation; Pulte Corporation; The Ryland Group, Inc.; Standard Pacific Corp.; and Toll Brothers, Inc. The Composite Index is consistent with the peer group corporations used in the Company's 1994 Proxy Statement with the exception of the exclusion of UDC Homes, Inc. That company was excluded due to its bankruptcy filing in the United States Bankruptcy Court and cessation of trading.

   The graph assumes that the value of the investment in Del Webb Corporation Common Stock, the S&P 500 Index, and the peer group companies each was $100 on June 30, 1990, and that all dividends were reinvested. The peer group is weighted by market capitalization.

                           [PERFORMANCE GRAPH HERE]


                            PRINCIPAL SHAREHOLDERS

   To the best of the Company's knowledge, the following are beneficial owners of more than 5% of any class of the Company's voting securities as of August 31, 1995:

                                                 AMOUNT AND
                                                 NATURE OF
                        NAME AND ADDRESS         BENEFICIAL   PERCENTAGE
TITLE OF CLASS        OF BENEFICIAL OWNER        OWNERSHIP     OF CLASS

--------------  ------------------------------  ------------   ------------
Common Stock    Fidelity Management & Research   2,245,200        12.9%
                82 Devonshire Street
                Boston, MA 02109

   The Company makes no representations as to the accuracy or completeness of the information reported.

                  SHARE OWNERSHIP OF DIRECTORS AND OFFICERS

   The following table sets forth, as of September 11, 1995 certain information regarding beneficial ownership of the Company's Common Stock by each director, the Company's five most highly compensated executive officers, and the directors and executive officers of the Company as a group.


                                        AMOUNT OF           PERCENT
        BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)   OF CLASS

--------------------------------  -----------------------   --------
D. Kent Anderson                               0               --
Robert Bennett                             4,001               *
Joseph F. Contadino                       49,823               *
Hugh F. Culverhouse, Jr.                  12,595               *
Philip J. Dion                           456,565(2)           2.6%
Kenny C. Guinn                             2,000               *
LeRoy C. Hanneman                         68,030               *
J. Russell Nelson                          2,483               *
Peter A. Nelson                           12,001               *
Frank D. Pankratz                        100,943               *
Michael E. Rossi                               0               --
John A. Spencer                           93,481               *
C. Anthony Wainwright                      2,817               *
Sam Yellen                                11,245               *
Directors and executive officers       1,290,288              7.1%
 as a group
----------
  * Less than 1% of the issued and outstanding shares of Common Stock of the Company.

(1) Lists voting securities, including restricted stock held by directors and officers over which the officers have voting power but no investment power. Otherwise, each director or officer has sole voting power and investment power over the shares reported, except as noted. This column also includes the following shares that may be acquired pursuant to options exercisable within 60 days: 1,001 shares for Mr. Bennett; 30,434 for Mr. Contadino; 7,595 for Mr. Culverhouse; 315,101 for Mr. Dion; 45,234 for Mr. Hanneman; 2,383 for Dr. J. R. Nelson; 2,001 shares for Mr. P. Nelson; 58,234 for Mr. Spencer; 2,001 shares for Mr. Wainwright; 10,245 shares for Mr. Yellen; and 839,699 shares for directors and executive officers as a group.

(2) Includes 6,250 shares held in a trust for the benefit of Mr. Dion's children.




                                   PROPOSAL 2

                                 APPROVAL OF THE
                  DEL WEBB CORPORATION 1995 DIRECTOR STOCK PLAN

GENERAL

   The Board of Directors of the Company has adopted a new stock plan entitled the "Del Webb Corporation 1995 Director Stock Plan" (the "Director Stock Plan") for nonemployee directors of the Company. The Director Stock Plan shall become effective as of November 8, 1995, subject to approval by the affirmative vote of the holders of the majority of Company Common Stock present, or represented, and entitled to vote thereon, at the Annual Meeting of Shareholders.

   The Board of Directors believes that the Director Stock Plan will promote the achievement of long-term objectives of the Company and its subsidiaries by linking the personal interests of nonemployee directors to those of Company shareholders and by aiding the Company in attracting, obtaining, and retaining directors of outstanding competence.

   There are two components of the Director Stock Plan: (1) the automatic annual granting of stock options to eligible nonemployee directors and (2) the opportunity of nonemployee directors to defer into stock options or restricted stock all or a portion of their annual retainers. A summary of the principal provisions of the Director Stock Plan and each of these components of the Director Stock Plan is set forth below. The summary is qualified by reference to the full text of the Director Stock Plan, which is attached as Appendix A to this Proxy Statement.

ELIGIBILITY

   Only nonemployee directors of the Company are eligible to participate.

ADMINISTRATION



   The Director Stock Plan will be administered by the Human Resources Committee of the Board of Directors, the Board of Directors, or any other committee appointed by the Board of Directors (the "Committee"). The Committee has the full power, discretion, and authority to interpret and administer the Director Stock Plan; however, the Committee in no event will have any power to (i) determine eligibility, or to determine the number, value, vesting period, or timing of awards to be made under the Director Stock Plan, or (ii) cause the awards under the Director Stock Plan not to be treated as "formula awards" within the meaning of the Securities Exchange Act of 1934, as amended.


SHARES AVAILABLE

   An aggregate of 75,000 shares of Company Common Stock are available for grant under the Director Stock Plan. If any option or share of restricted stock granted under the Director Stock Plan terminates, expires, or lapses for any reason, the shares subject to purchase pursuant to such option and any such shares of restricted stock again shall be available for grant under the Director Stock Plan.

AMENDMENT AND TERMINATION

   The Board may terminate, amend, or modify the Director Stock Plan at any time (except that plan provisions relating to the amount, price, and timing of securities to be awarded may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the regulations promulgated thereunder); provided, however, that shareholder approval is required for any amendment that would materially increase the benefits accruing to directors under the Director Stock Plan, materially increase the number of securities subject to the plan, or materially modify the eligibility requirements.

   The Director Stock Plan shall remain in effect until all shares subject to it have been either purchased or acquired in accordance with the terms; however, in no event may an award be granted under the Director Stock Plan on or after November 7, 2005.


CHANGE IN CONTROL

   In the event of a change in control of the Company, all awards granted under the Directors Stock Plan that are outstanding and not vested shall immediately become vested. Under the Director Stock Plan, a change in control occurs upon any of the following events: (i) any person becoming the beneficial owner of 20% or more of the Company's Common Stock; (ii) during any two-year period, the persons who are on the Company's Board of Directors at the beginning of such period and any new person elected by two-thirds of such directors cease to constitute a majority of the persons serving on the Board of Directors; or (iii) the Company's shareholders approve (a) a merger or consolidation of the Company with another corporation (other than a merger in which 80% of the current shareholders remain as shareholders of the new corporation), (b) a plan of complete liquidation, or (c) a sale of substantially all of the Company's assets.

                        AUTOMATIC OPTION GRANT COMPONENT

STOCK OPTIONS

   Subject to shareholder approval of the Director Stock Plan, each nonemployee director on November 20, 1995 shall be automatically granted an option to purchase 2,000 shares of Company Common Stock on each November 20 of each calendar year, commencing in 1995 (less the number of shares granted to the director under the Del Webb Corporation Director Stock Plan during each such calendar year). All grants shall be made at the fair market value on the date of grant. Each option granted under this component will expire on the 10th anniversary date of its grant. Participants will be entitled to exercise such options according to the following vesting schedule: one-third on the first anniversary of the date of grant; and one-third on each of the second and third anniversaries of the date of grant.

FEDERAL TAX CONSEQUENCES

   A director who is granted an option will not recognize taxable income upon the grant of the option. Upon exercise of the option, the director will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares of Company Common Stock at the time of exercise and the option price. The Company will generally be entitled to a corresponding tax deduction at the time that the director recognizes compensation income.

                           RETAINER DEFERRAL COMPONENT

DEFERRALS

   On or before December 31 of each year, each nonemployee director will have the ability to elect to defer any portion or all of his or her annual retainer for the fiscal year commencing on July 1 of the next calendar year. Deferrals may, at the discretion of each director, be made in the form of stock options or restricted stock. Any deferral election is irrevocable for the period made.

RESTRICTED STOCK

   Any shares of restricted stock issued to a director under the deferral components are issued in the name of the director but may be held by the Company during the restricted period.

   The number of shares of restricted stock that will be granted pursuant to a retainer deferral shall be equal to the amount of the retainer deferred divided by the fair market value of one share of the Company's Common Stock on the Grant Date. The "Grant Date" means the tenth day following the public release of the Company's year end financial information. The restrictions on the restricted stock will lapse six months from the Grant Date. During the restricted period, the director is entitled to receive all dividends and exercise all voting rights with respect to such restricted stock. All shares of restricted stock issued under the Director Stock Plan may not be sold, transferred, pledged, assigned, or otherwise disposed of until the restrictions lapse.


FEDERAL INCOME TAX CONSEQUENCES -- RESTRICTED STOCK

   A director who elects to receive restricted stock will generally not recognize taxable income upon the receipt of the restricted stock, unless the director elects under Section 83(b) of the Code to include the fair market value of the restricted stock in income. In the absence of such an election, the directors will include the fair market value of the restricted stock in income when the restricted stock is no longer subject to a substantial risk of forfeiture or the restricted stock becomes transferable. The Company will generally be entitled to a corresponding tax deduction at the time the director recognizes taxable income.

   If the director does not make an 83(b) election, dividends on the restricted stock will be includible in the director's taxable income as compensation income and the Company will be entitled to a corresponding tax deduction. If the director does make an 83(b) election, dividends on the restricted stock will be includible in the director's taxable income as dividend income, but the Company will not be entitled to a corresponding tax deduction.

DEFERRAL OPTIONS

   The number of shares that may be purchased pursuant to retainer deferrals shall be equal to the amount of the retainer deferred divided by twenty-five percent of the fair market value of one share of the Company's Common Stock on the Grant Date. Deferral options so granted shall vest 100% at the end of the sixth month following the date of grant. The option exercise price will be equal to 75% of the fair market value on the Grant Date. Options are issued using these formulae to give the director who is deferring his or her cash retainer an equivalent economic value.

   Each  option  granted  under  this  component   shall  expire  on  the  tenth
anniversary date of the Grant Date.

FEDERAL TAX CONSEQUENCES -- DEFERRAL OPTIONS

   A director who is granted an option or elects to receive an option in lieu of the annual retainer generally will not recognize taxable income upon the grant of the option. Upon exercise of the option, the director will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares of Company Common Stock at the time of exercise and the option price. The Company will generally be entitled to a corresponding tax deduction at the time that the director recognizes compensation income.

VOTE REQUIRED

   Adoption of the Director Stock Plan requires approval by holders of a majority of the outstanding shares of Company Common Stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting of Shareholders.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE "FOR" APPROVAL OF PROPOSAL 2.


                                   PROPOSAL 3

                                 APPROVAL OF THE
          DEL WEBB CORPORATION 1995 EXECUTIVE LONG-TERM INCENTIVE PLAN

GENERAL

   The Board of Directors has adopted a new stock plan entitled the "Del Webb Corporation 1995 Executive Long-Term Incentive Plan" (the "Executive Long-Term Incentive Plan") for key employees of the Company. The Executive Long-Term Incentive Plan will become effective as of November 8, 1995, subject to approval by the affirmative vote of the holders of the majority of Company Common Stock present, or represented, and entitled to vote thereon, at the Annual Meeting of Shareholders.

   The Board of Directors believes that the Executive Long-Term Incentive Plan will promote the success, and enhance the value, of the Company by linking the personal interests of participants to those of Company shareholders and by providing participants with an incentive for outstanding performance.

   The Executive Long-Term Incentive Plan provides for the granting of stock options, both incentive stock options and nonqualified stock options, restricted stock, performance units, and performance-based awards to eligible key employees. The summary of the principal provisions of the Executive Long-Term Incentive Plan is set forth below. The summary is qualified by reference to the full text of the Executive Long-Term Incentive Plan, which is attached as Appendix B to this Proxy Statement.

ADMINISTRATION

   The Executive Long-Term Incentive Plan shall be administered by the Human Resources Committee of the Board, or by any other committee appointed by the Board consisting of at least two nonemployee directors (the "Committee").

ELIGIBILITY

   Persons eligible to participate in the Executive Long-Term Incentive Plan include all officers and key employees of the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board, but excluding directors who are not employees. As of June 30, 1995, there were approximately 80 officers and key employees of the Company and its subsidiaries.

LIMITATION ON AWARDS AND SHARES AVAILABLE

   An aggregate of 1,200,000 shares of Company Common Stock are available for grant under the Executive Long-Term Incentive Plan. Of such 1,200,000 shares, no more than 100,000 shares of restricted stock may be granted under the Executive Long-Term Incentive Plan. The maximum number of shares of Company Common Stock that may be subject to one or more awards to a participant under the Executive Long-Term Incentive Plan is 400,000. The maximum number of shares of Company Common Stock payable in the form of performance-based awards for a performance period is 75,000. As of September 11, 1995, the closing price of the Company's Common Stock on The New York Stock Exchange was $19.25 per share.

AWARDS

   The Executive Long-Term Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, performance units, or performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals under the Executive Long-Term Incentive Plan. See the Summary Compensation Table and Option Grants in Last Fiscal Year on pages 8 and 9, respectively, for information on prior awards to named executive officers.

    Stock options may be granted under the Executive Long-Term Incentive Plan, including incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended from time to time ("Code"), and nonqualified stock options. The option exercise price of all stock options granted under the Executive Long-Term Incentive Plan shall not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. Stock options may be exercised as determined by the Committee, but in no event prior to six months following the date of grant or after the tenth anniversary date of grant.

   Upon exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent or by tendering previously acquired shares of Company Common Stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for at least six months prior to tender). The Committee may also allow cashless exercise or by any other means that the Committee determines to be consistent with the purpose of the Executive Long-Term Incentive Plan as permitted under applicable law.

   As discussed above, up to 100,000 shares of restricted stock may be granted under the Executive Long-Term Incentive Plan. A restricted stock award is the grant of shares of Common Stock at a price determined by the Committee (including zero), which is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. In no event may shares of restricted stock granted under the Executive Long-Term Incentive Plan vest prior to six months following the date of grant. Conditions may be based on continuing employment or achievement of performance goals. Certificates evidencing restricted stock awards will bear a legend making reference to the restrictions. During the period of restriction, participants holding shares of restricted stock shall have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

   A performance unit is a contingent right to receive a pre-determined amount if certain performance goals are met, determined at the close of a period of at least six months over which performance is measured. The payment value of performance units will depend on the degree to which the specified performance goals are achieved. Payment of earned performance units will be made in a single lump sum within 45 days after the end of the measurement period for the performance unit. The Committee may, in its discretion, pay earned performance units in cash, or stock, or a combination of both.

   The amount of payments made to an employee will be the value of the performance unit for the level of performance achieved multiplied by the number of performance units earned by the participant. Prior to the beginning of each measurement period for the performance unit, participants may elect to defer the receipt of performance unit payout on terms acceptable to the Committee.

   Grants of performance-based awards under the Plan enable the Committee to treat restricted stock and performance unit awards granted under the Plan as "performance-based compensation" under Section 162(m) of the Code and preserve the deductibility of these awards for federal income tax purposes. Because
Section 162(m) of the Code only applies to those employees who are "covered employees," as defined in Section 162(m) of the Code, only covered employees are eligible to receive performance-based awards.

   Participants for any given performance period are only entitled to receive payment for a performance-based award for such period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: pre- or after- tax net earnings, revenue growth, operating income, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, share price growth, shareholder returns, gross or net profit margin, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the last day of the performance period in order to be eligible for a performance-based award for that period.


AMENDMENT AND TERMINATION

   The Committee, subject to approval of the Board, may terminate, amend, or modify the Executive Long-Term Incentive Plan at any time; provided, however, that shareholder approval is required for any amendment that would increase the total number of shares that may be issued under the Executive Long-Term Incentive Plan; change the class of employees eligible to participate in the Plan; materially increase the cost of or the benefits available under the Plan; or extend the maximum period after the date of grant during which options or other awards may be exercised.

   In no event may an award be granted under the Executive Long-Term Incentive Plan on or after November 8, 2005.

FEDERAL INCOME TAX CONSEQUENCES



   A participant receiving incentive stock options, nonqualified stock options, restricted stock, performance units, or performance-based awards will not recognize taxable income at the time of grant. At the time the nonqualified stock option is exercised, the restrictions lapse on restricted stock or performance-based awards, or performance units or performance-based awards are paid, as the case may be, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for such award and the fair market value of the Company's Common Stock or amount received on the date of exercise or lapse of restriction. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.


   If applicable holding period requirements are met, a participant granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirement is not met, the incentive stock option will be treated as one which does not meet the requirements of the Internal Revenue Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

   Special rules may apply with respect to participants subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.

CHANGE IN CONTROL

   In the event of a change in control of the Company: (i) all options and other share-based awards granted under the Executive Long-Term Incentive Plan shall become immediately exercisable; (ii) any restriction periods and restrictions imposed on restricted stock will lapse; (iii) the target value attainable under all performance units and other performance-based awards shall be deemed to have been fully earned, except for performance units or performance-based awards that have been outstanding for less than six months; and (iv) the Committee may make any modifications to awards that may be deemed to be appropriate before the effective date of the change in control subject to shareholder approval requirements set forth above. Under the Plan, a change in control occurs upon any of the following events: (i) any person becoming the beneficial owner of 20% or more of the Company's Common Stock; (ii) during any two-year period, the persons who are on the Company's Board of Directors at the beginning of such period and any new person elected by two-thirds of such directors cease to constitute a majority of the persons serving on the Board of Directors; or (iii) the Company's shareholders approve (a) a merger or consolidation of the Company with another corporation (other than a merger in which 80% of the current shareholders remain as shareholders of the new corporation), (b) a plan of complete liquidation, or (c) a sale of substantially all of the Company's assets.


VOTE REQUIRED

   Adoption of the Executive Long-Term Incentive Plan requires approval by holders of a majority of the outstanding shares of Company Common Stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting of Shareholders.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE "FOR" APPROVAL OF PROPOSAL 3.

                                   PROPOSAL 4

                                 APPROVAL OF THE
          DEL WEBB CORPORATION 1995 EXECUTIVE MANAGEMENT INCENTIVE PLAN

GENERAL

   The Board of Directors has adopted the Del Webb Corporation 1995 Executive Management Incentive Plan (the "Management Incentive Plan"). The Management Incentive Plan will become effective as of July 1, 1995, subject to approval by the affirmative vote of the holders of the majority of Company Common Stock present, or represented, and entitled to vote, at the Annual Meeting of Shareholders. If the Management Incentive Plan is not approved by the Company's shareholders, it will not be effective and any grants made under the Plan prior to that date will be void. No award may be made under the Management Incentive Plan after its expiration date, but awards made prior thereto may extend beyond that date.

   The Management Incentive Plan will provide for annual incentive awards to certain of the Company's key executives and is being submitted to shareholders in an effort to assure that awards under the Management Incentive Plan will be tax deductible for the Company. Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code") places a $1 million annual limit on the amount of compensation paid to the named executive officers that may be deducted by the Company for federal income tax purposes, unless such compensation is based on the achievement of pre-established performance goal(s) set by the Human Resources Committee of the Board pursuant to an incentive plan that has been approved by the Company's shareholders.

   Shareholder approval of the Management Incentive Plan is necessary for maintaining the tax-deductible status of incentive payments made to the participants, as well as to allow the Company to continue its long-standing policy of recognizing and rewarding on an annual basis those key executives for their contributions to the overall success of the Company.

   The primary features of the Management Incentive Plan are summarized below. The summary is qualified by reference to the full text of the Management Incentive Plan, which is attached as Appendix C to this Proxy Statement.

ELIGIBILITY

   Awards may be made under the Management Incentive Plan to any employee of the Company who is a "covered employee" within the meaning of Section 162(m) of the Code. A covered employee generally includes the Company's Chief Executive Officer and the four other most highly compensated officers of the Company.

ADMINISTRATION



   The Management Incentive Plan will be administered by the Human Resources Committee of the Board of Directors or any other committee appointed by the Board of Directors (the "Committee"), which consists of not less than two non-employee directors who are ineligible to participate in the Management Incentive Plan and are "outside directors" within the meaning of Section 162(m). The Committee has full authority to interpret the Management Incentive Plan and to establish rules for its administration. The Committee has the authority to determine eligibility for participation in the Management Incentive Plan, to decide all questions concerning eligibility for and the amount of awards, and to establish and administer the performance goals (defined below) and certify whether, and to what extent, they are attained.



DETERMINATION OF AWARDS

   In determining awards to be made under the Management Incentive Plan, the Committee may approve a formula which is based on one or more objective criteria to measure corporate performance as set forth in the Management Incentive Plan ("Performance Criteria"). The Committee may establish Performance Criteria and as selected by the Committee, the Committee may set one or more annual performance objectives ("Performance Goal(s)") with respect to such Performance Criteria for the Company. Performance Criteria must include one or more of the following: the Company's pre- or after-tax net earnings, revenue growth, operating income, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, share price growth, shareholder returns, gross or net profit margin, earnings per share, price per share and market share, any of which may be measured either in absolute terms, or as compared to any incremental increase, or as compared to results of a peer group. The Committee will also determine the amount and form of compensation payable to the participant upon attainment of a Performance Goal before the beginning of each Performance Period or within the time permitted under Section 162(m) of the Code.

   Payment of awards will be made in cash. All determinations regarding the achievement of Performance Goals and the determination of actual awards will be made by the Committee. The Committee may in its discretion decrease, but not increase, the amount of any award that otherwise would be payable under the Management Incentive Plan.

AMOUNT AVAILABLE AND MAXIMUM INDIVIDUAL AWARDS

   The amount available for awards in any year shall be determined by the Committee. The aggregate maximum amount of cash compensation payable to a participant under the Management Incentive Plan shall be $2,000,000.

AMENDMENT AND TERMINATION

   The Committee may suspend or terminate the Plan at any time with or without prior notice. In addition, the Committee may from time to time and with or without prior notice, amend or modify the Plan in any manner, but may not without shareholder approval adopt any amendment that would require the vote of shareholders of the Company pursuant to Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

   The amount of cash received by a participant is required to be recognized by such participant as ordinary income subject to withholding and will generally be allowed as a deduction to the Company.

   Section 162(m) limits the deduction of compensation in excess of $1 million per year paid to certain of the Company's employees unless, among other exceptions, the compensation is not performance-based compensation within the meaning of that provision. The Internal Revenue Service has issued proposed regulations under Section 162(m) (the "Proposed Regulations"), but there can be no assurance that the final regulations will not differ materially from the Proposed Regulations or that compensation paid under the Management Incentive Plan will be deductible by the Company. The Company, however, believes that
Section 162(m), as interpreted by the Proposed Regulations, will not limit the deduction of compensation payable pursuant to the Management Incentive Plan.

   The Management Incentive Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

   The preceding discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Management Incentive Plan. It is based upon laws, regulations, rulings, and decisions now in effect, all of which are subject to change. No information is provided with respect to foreign, state, or local tax laws, or estate and gift tax considerations.


VOTE REQUIRED

   Adoption of the Management Incentive Plan requires approval by holders of a majority of the outstanding shares of Company Common Stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting of Shareholders.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE "FOR" APPROVAL OF PROPOSAL 4.

                                   PROPOSAL 5

              RATIFICATION OF APPOINTMENT OF PRINCIPAL INDEPENDENT
                             PUBLIC ACCOUNTING FIRM
                               FOR THE YEAR ENDING
                                  JUNE 30, 1996

   The Board of Directors, upon the recommendation of the Audit Committee, has appointed KPMG Peat Marwick LLP as the firm of independent certified public accountants to audit the books and accounts of the Company and its consolidated subsidiaries for the year ending June 30, 1996, subject to ratification by shareholders.



   A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions by shareholders.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE "FOR" APPROVAL OF PROPOSAL 5.

                              CERTAIN TRANSACTIONS



   Mr. Rossi, a director of the Company, is Vice Chairman of BankAmerica Corporation. The Company has various credit agreements with Bank of America, a related entity, pursuant to which the Company made payments of $4,334,000 in interest and fees during fiscal 1995.

                                  OTHER MATTERS

   The Board of Directors does not know of any other matter which is to be presented for action at the meeting. The enclosed proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary judgment with respect to matters which the Company is not aware of within a reasonable time prior to the meeting and to the extent otherwise permissible by law.

   The proxies are being solicited by order of the Board of Directors of the Company, and the cost of such solicitation will be borne by the Company. Directors, officers or employees of the Company may solicit proxies by telephone or in person without additional compensation. Arrangements may be made with brokerage firms and nominees to mail proxy material to beneficial owners, and the Company may reimburse brokers for their expenses and postage on the scale established by the New York Stock Exchange. The Company has arranged for Georgeson & Company, Inc. to assist in the solicitation of proxies, at an anticipated cost of approximately $8,000 plus reasonable out-of-pocket expenses.



   The Company's Annual Report for the fiscal year ended June 30, 1995, which includes financial statements, is being mailed concurrently to all shareholders of record as of September 11, 1995. It is not to be regarded as proxy soliciting material.


                            SHAREHOLDER PROPOSALS

   Shareholder proposals for the 1996 Annual Meeting must be received at the principal executive offices of the Company, 6001 North 24th Street, Phoenix, Arizona 85016, not later than May 24, 1996, to be considered for inclusion in the 1996 Proxy Statement.

   Shareholders are urged to mark, sign, date, and mail the proxy in the enclosed envelope, postage for which has been provided. Your prompt response will be appreciated.

                                                   DONALD V. MICKUS

                                              Vice President, Secretary
                                                    and Treasurer

Dated: September 22, 1995


                                   APPENDIX A

                              DEL WEBB CORPORATION
                            1995 DIRECTOR STOCK PLAN

                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

   1.1 Establishment of the Plan. Del Webb Corporation, a Delaware corporation (the "Company"), hereby establishes a stock plan for Nonemployee Directors, to be known as the "Del Webb Corporation 1995 Director Stock Plan" (the "Plan"), as set forth in this document. The Plan permits the deferral of Directors' Annual Retainers into grants of Nonqualified Stock Options and Restricted Stock, and sets forth the terms of annual grants of Stock Options to Nonemployee Directors, subject to the terms and provisions set forth herein.

   Upon approval by the Board of Directors of the Company, and conditioned upon subsequent approval of the Plan by the shareholders of the Company, the Plan shall become effective as of November 8, 1995 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein. Without limiting the immediately preceding sentence, the Plan and the grant of Awards thereunder will be void ab initio, and of no force and effect, if the Plan is not approved by the Company's shareholders on or before November 8, 1995.

   1.2 Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of Company shareholders, and to attract and retain Nonemployee Directors of outstanding competence.

   1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 9 or Section 10.3 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after November 7, 2005.

                   ARTICLE 2. DEFINITIONS AND CONSTRUCTION

   2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

      (a) "Annual Retainer" means the annual fee payable by the Company to a Director, including amounts payable for service as a chairperson of a committee of the Board, but excluding meeting fees.

      (b) "Award" means, individually or collectively, a grant of Nonqualified Stock Options or Restricted Stock under this Plan.

      (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      (d) "Board" or "Board of Directors" means the Board of Directors of Del Webb Corporation, and includes any committee of the Board of Directors designated by the Board to administer part or all of this Plan.

      (e) "Change in Control" of the Company shall be deemed to have occurred if
   (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (defined as any securities of the Company which vote generally in the election of directors), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

      (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (g) "Committee" means the Human Resources Committee of the Board of Directors, or any other committee appointed by the Board to administer this Plan.

      (h) "Company" means Del Webb Corporation, a Delaware corporation, or any successor thereto as provided in Section 10.2 herein.

      (i) "Director" means any individual who is a member of the Board of Directors of the Company.

      (j) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3). To the extent permitted pursuant to Section 16 of the Exchange Act, Disability shall be determined by the Board in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Board, who are qualified to give professional medical advice.

      (k) "Employee" means any full-time, nonunion, salaried employee of the Company. For purposes of this Plan, an individual whose only employment relationship with the Company is as a Director, shall not be deemed to be an Employee.

      (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

      (m) "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation Section 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

      (n) "Grant Date" means the tenth (10th) day following the public release of the Company's fiscal year-end earnings information.

      (o) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an Employee of the Company.

      (p) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Articles 6 or 7 herein, which is not intended to be an incentive stock option qualifying under Code Section 422.

      (q) "Option" means a Nonqualified Stock Option under this Plan.

      (r) "Participant" means a Nonemployee Director of the Company who has outstanding an Award granted under the Plan.

      (s) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in Article 6 herein.

      (t) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

      (u) "Restricted Stock" means an Award granted to a Nonemployee Director pursuant to Article 6 herein.

      (v) "Shares" means the shares of common stock of Del Webb Corporation.

   2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   2.3 Severability. In the event that a court of competent jurisdiction determines that any portion of this Plan is in violation of any statute, common law, or public policy, then only the portions of this Plan that violate such statute, common law, or public policy shall be stricken. All portions of this Plan that do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Plan shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Plan.

                            ARTICLE 3. ADMINISTRATION

   3.1 The Committee. The Plan shall be administered by the Committee, subject to the restrictions set forth in this Plan.

   3.2 Administration by the Committee. The Committee shall have full power, discretion, and authority to interpret and administer this Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Committee have the power to (i) determine Plan eligibility, or to determine the number, the price, the vesting period, or the timing of Awards to be made under the Plan to any Participant, or (ii) take an action that would result in the Awards not being treated as "formula awards" within the meaning of Rule 16b-3(c)(ii) or any successor provision promulgated pursuant to the Exchange Act.

   3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive, and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.

                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

   4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed Seventy-Five Thousand (75,000). The Shares issued as Restricted Stock and the Shares issued pursuant to the Options exercised under this Plan may be authorized and unissued Shares or Shares reacquired by the Company, as determined by the Committee.

   4.2 Lapsed Awards. If any Option or Share of Restricted Stock granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to purchase pursuant to such Option and any such Shares of Restricted Stock again shall be available for the grant under the Plan.

   4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the number and/or type of Shares subject to any outstanding Award, the Option exercise price per Share under any outstanding Option, will be automatically adjusted so that the proportionate interests of the Participants will be maintained as before the occurrence of such event. Any adjustment pursuant to this Section 4.3 will be conclusive and binding for all purposes of this Plan.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

   5.1 Eligibility. Persons eligible to participate in this Plan are limited to Nonemployee Directors.

   5.2 Actual Participation. All eligible Nonemployee Directors shall receive grants of Options pursuant to Article 7 herein, and shall be given the opportunity to defer all or a portion of their Annual Retainers into Options and/or Restricted Stock, pursuant to the terms and provisions set forth in
Article 6 herein.

                     ARTICLE 6. DEFERRAL OF ANNUAL RETAINERS

   6.1 Deferral Election. On or before December 31 of each year during the term of this Plan, each Nonemployee Director shall have the ability to elect to defer any portion or all of his or her Annual Retainer, pursuant to the terms of this
Article 6. Deferrals may, at the discretion of the Director, be made in the form of discounted Options or Restricted Stock, or combination thereof.

   The deferral election shall be irrevocable, and shall be made by means of a written notice delivered to the Secretary of the Company on or before December 31 of the calendar year which ends prior to the beginning of the applicable fiscal year. The deferral election shall state the percentage and/or dollar amount of the Director's Annual Retainer, which is to be deferred, and shall specify whether the deferral is to be in the form of discounted Stock Options or Restricted Stock, or combination thereof.

   Each deferral election by a Director shall correspond to the Annual Retainer which is to be earned by the Director for the Company's fiscal year which begins in the first calendar year following the calendar year in which the deferral election is made. For example, a deferral election made by a Director on December 31, 1995 will correspond to a deferral of an Annual Retainer which is to be earned by the Director during the fiscal year beginning July 1, 1996, and ending June 30, 1997.

   The effective date of the Award grant relating to Annual Retainer deferrals shall be the Grant Date which falls in the first calendar year following the calendar year in which the applicable deferral election is made. Accordingly, the Option price of Stock Options granted pursuant to Article 6 of this Plan shall equal seventy-five percent (75%) of the Fair Market Value of Shares on the Grant Date. Awards of Restricted Stock pursuant to Annual Retainer deferrals under this Plan also shall be made on the Grant Date.

   6.2 Terms of Stock Option Deferrals.

(a) Number of Shares under Option. The number of shares which may be purchased under Options pursuant to Annual Retainer deferrals shall be derived according to the following formula:

                                             Amount of Deferral
Number of Shares      =         ------------------------------------------------
                                0.25 x Fair Market Value of Shares at Grant Date

   The Option price for each Share granted pursuant to an Annual Retainer deferral shall equal seventy-five percent (75%) of the Fair Market Value of a Share on the Grant Date. Options are issued using this formula to give the Director who is deferring his or her Annual Retainer an equivalent economic value.

   (b) Vesting of Options. Options granted under this Article 6 shall vest one hundred percent (100%) at the end of the sixth month following the date of grant of the Options.

   (c) Individual Award Agreement. Each Option grant shall be evidenced by an Individual Award Agreement that will not include any terms or conditions that are inconsistent with the terms and conditions of this Plan.

   (d) Duration of Options. Unless earlier terminated, forfeited, or surrendered pursuant to a provision of this Plan, each Option shall expire on the tenth
(10th) anniversary date of its grant.

   (e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

   The Option price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares tendered upon Option exercise have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

   (f) Restrictions on Share Transferability. To the extent necessary to ensure that Awards granted hereunder comply with applicable law, the Committee shall impose restrictions on any Shares acquired pursuant to the exercise of an Option under this Plan, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

   (g) Termination of Service on Board of Directors Due to Death, Disability, or Retirement. In the event the service of a Participant on the Board is terminated by reason of death, Disability, or retirement from the Board after attaining age 72, and if a portion of the Participant's Award is not fully vested as of the date of termination of service on the Board, then the portion of the Participant's Award which is exercisable as of the date of termination of service on the Board shall be determined by prorating the Award according to the following guidelines:

      (i) The portion of the Award which is exercisable as of the date of termination of service on the Board shall remain exercisable;

      (ii) The percentage vesting of the portion of the Award which otherwise would have vested at the end of the Company's fiscal year in which termination of service on the Board occurs, will equal a fraction, the numerator of which is the number of full weeks of service on the Board during the Company's fiscal year in which termination occurs, and the denominator of which is fifty-two (52); and

      (iii) The portion of the Award which is scheduled to vest in a year which begins after the end of the Company's fiscal year in which termination of service on the Board occurs, and the portion of the Award that does not vest in the Company's fiscal year in which termination of service on the Board occurs, shall be forfeited by the Participant, and returned to the Company (and shall once again be available for grant under the Plan).

   To the extent an Option is exercisable as of the date of death (or as of the date of termination by reason of Disability or retirement from the Board after attaining age 72, as applicable), it shall remain exercisable at any time prior to its expiration date, or for one (1) year after the date of death (or the date of termination by reason of Disability or retirement from the Board after attaining age 72, as applicable), whichever period is shorter, by the Participant or such person or persons as shall have been named as the Participant's legal representative or beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

   (h) Termination of Service on Board of Directors for Other Reasons. If the service of the Participant on the Board shall terminate for any reason other than death, Disability, or retirement from the Board after attaining age 72, any outstanding Options held by the Participant that are not exercisable as of the date of termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan).

   To the extent an Option is exercisable as of the date of termination of the Participant's service on the Board under this Section 6.2(h), it shall remain exercisable at any time prior to its expiration date, or for one (1) year after the date the Participant's service on the Board terminates, whichever period is shorter.

   (i) Nontransferability of Options. No Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or pursuant to
Section 10.1 herein. Further, all Options granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.


   6.3 Terms of Restricted Stock Deferrals.

   (a) Grants of Restricted Stock. The number of shares of Restricted Stock which shall be granted pursuant to an Annual Retainer deferral shall be derived according to the following formula:

                                                  Amount of Deferral
Number of Shares          =            -----------------------------------------
                                       Fair Market Value of Shares at Grant Date

   Awards of Restricted Stock under this Plan shall be made on the Grant Date which falls within the first (1st) calendar year following the calendar year in which the applicable deferral election was made.

   (b) Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

   (c) Transferability. Except as provided in this Section 6.3(c), the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (other than pursuant to Section 10.1 herein) until the end of the applicable Period of Restriction, as specified in the Restricted Stock Agreement.

   The Period of Restriction for Shares of Restricted Stock awarded pursuant to this Article 6 shall end six (6) months following the Grant Date on which such Shares were issued. All rights with respect to the Restricted Stock granted to a Director under the Plan shall be available during his or her lifetime only to such Director.

   (d) Certificate Legend. Each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

   "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Del Webb Corporation 1995 Director Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Del Webb Corporation."

   (e) Removal of Restrictions. Except as otherwise provided in this Plan, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Director shall be entitled to have the legend required by Section 6.3(d) removed from his or her Share certificate.

   (f) Voting Rights. During the Period of Restriction, Directors holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

   (g) Dividends and Other Distributions. During the Period of Restriction, Directors holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

   (h) Termination of Service on Board of Directors Due to Death, Disability, or Retirement. In the event that a Director's service on the Board terminates prior to the end of the Period of Restriction by reason of death, Disability, or retirement from the Board after attaining age 72, then the percentage vesting of the Shares of Restricted Stock shall be determined according to a fraction; the numerator of which is the number of full weeks of service on the Board between the applicable Grant Date and the date the Director's service on the Board terminates, and the denominator of which is twenty-six (26).

   Within thirty (30) days after termination of service on the Board, the Director (or his or her legal representative) shall return to the Company all of the certificates representing Shares of Restricted Stock. As soon as practicable thereafter, the Company shall issue a new certificate representing the number of vested Shares to which the Director is entitled.

   (i) Termination of Service on Board of Directors for Other Reasons. If the service of a Director on the Board terminates prior to the end of the Period of Restriction for reasons other than death, Disability, or retirement from the Board after attaining age 72, then all Shares of Restricted Stock that are not vested as of the date the Director's service on the Board terminates shall be forfeited to the Company (and shall once again become available for grant under the Plan). Within thirty (30) days after the termination of service on the Board, the Director shall return to the Company all of the certificates representing his or her Shares of Restricted Stock.

                         ARTICLE 7. ANNUAL OPTION GRANTS

   7.1 Annual Grant of Options. Subject to the limitation on the number of Shares which may be awarded under this Plan, each Nonemployee Director shall be granted an Option to purchase two thousand (2,000) Shares upon each November 20 of each calendar year commencing in 1995 (less the number of shares granted to the Director under the Del Webb Corporation Director Stock Plan during each such calendar year).

   7.2 Limitation on Grant of Options. Other than the grant of Options set forth in Article 6 and in Section 7.1, no additional Options shall be granted under this Plan.

   7.3 Individual Award Agreement. Each Option grant shall be evidenced by an Individual Award Agreement that will not include any terms or conditions that are inconsistent with the terms and conditions of this Plan.

   7.4 Option Price. The purchase price per Share available for purchaser under an Option granted pursuant to this Article 7 shall be equal to the Fair Market Value of such Share on the date the Option is granted.

   7.5 Duration of Options. Unless earlier terminated, forfeited, or surrendered pursuant to a provision of this Plan, each Option granted under this Article 7 shall expire on the tenth (10th) anniversary date of its grant.

   7.6 Vesting of Shares Subject to Option. Participants shall be entitled to exercise Options granted under this Article 7 at any time and from time to time, within the time period beginning six (6) months after grant of the Option, and ending ten (10) years after grant of the Option, and according to the following vesting schedule: one-third of the Options shall vest on the anniversary date of date of grant of the Options, and one-third of the Options shall vest on each of the second and third anniversaries of the date of grant of the Options.

   7.7 Payment. Options granted under this Article 7 shall be exercised in the manner set forth in Section 6.2(e) herein.

   7.8 Restrictions on Share Transferability. To the extent necessary to ensure that Options granted under this Article 7 comply with applicable law, the Board shall impose restrictions on any Shares acquired pursuant to the exercise of an Option under this Article 7, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

   7.9 Termination of Employment Due to Death, Disability, or Retirement. In the event the service of a Participant on the Board is terminated by reason of death, Disability, or retirement from the Board after attaining age 72, and if a portion of the Participant's Award is not fully vested as of the date of termination of service on the Board, then the portion of the Participant's Award which is exercisable as of the date of termination of service on the Board shall be determined according to the guidelines set forth in Section 6.2(g) herein.

   7.10 Termination of Service on the Board of Directors for Other Reasons. If the service of a Participant on the Board shall terminate for any reason other than for death, Disability or retirement from the Board after attaining age 72, any outstanding Options held by the Participant that are not exercisable as of the date of termination shall be governed by the guidelines set forth in Section 6.2(h) herein.

   7.11 Nontransferability of Options. No Option granted under this Article 7 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to Section 10.1 herein. Further, all Options granted to a Participant under this Article 7 shall be exercisable during his or her lifetime only by such Participant.

                          ARTICLE 8. CHANGE IN CONTROL

   In the event of a Change in Control of the Company, all Awards granted under this Plan that are still outstanding and not yet vested, shall become immediately one hundred percent (100%) vested in each Participant, as of the first date that the definition of Change in Control has been fulfilled, and shall remain as such for the remaining life of the Award, as such life is provided herein, and within the provisions of the related individual award agreements entered into with each Participant. All Options that are exercisable as of the effective date of the Change in Control shall remain as such for the remaining life of the Options.

               ARTICLE 9. AMENDMENT, MODIFICATION, AND TERMINATION

   9.1 Amendment, Modification, and Termination. Subject to the terms set forth in this Section 9.1, the Committee may terminate, amend, or modify this Plan at any time and from time to time; provided, however, that shareholder approval is required for any Plan amendment that would materially increase the benefits accruing to Participants under this Plan, materially increase the number of securities which may be issued under this Plan, or materially modify the requirements with respect to eligibility for participation in this Plan; and provided, further, that Plan provisions relating to the amount, price, and timing of securities to be awarded under this Plan may not be amended more than once every six (6) months, other than to comport with changes in the Code or the regulations promulgated thereunder.

   9.2 Awards Previously Granted. Unless required by law, no termination, amendment, or modification of this Plan shall in any manner adversely affect any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

                            ARTICLE 10. MISCELLANEOUS

   10.1 Beneficiary Designation. Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

   10.2 Successors. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

   10.3 Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision set forth in this Plan, the Committee may, at its sole discretion, terminate, amend, or modify this Plan in any way necessary to comply with the applicable requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission as interpreted pursuant to no-action letters and interpretive releases.

   10.4 Governing Law. This Plan, and all agreements hereunder, shall be governed by the laws of the State of Delaware.


                                   APPENDIX B

                              DEL WEBB CORPORATION
                     1995 EXECUTIVE LONG-TERM INCENTIVE PLAN

                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

   1.1 Establishment of the Plan. Del Webb Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Del Webb Corporation 1995 Executive Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, and Performance-Based Awards.

   Upon approval by the Board of Directors of the Company and subject to shareholder ratification, the Plan shall become effective as of November 8, 1995 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

   1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

   The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

   1.3 Duration of the Plan. Subject to approval by the Board of Directors of the Company and ratification by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after November 7, 2005.

                   ARTICLE 2. DEFINITIONS AND CONSTRUCTION

   2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

      (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, or Performance-Based Awards.

      (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      (c) "Board" or "Board of Directors" means the Board of Directors of Del Webb Corporation.

      (d) "Cause" means: (i) willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company; or (ii) the commission by a Participant of one or more acts which constitute an indictable crime under United States Federal, state, or local law. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee in the exercise of its discretion.

      (e) "Change in Control" of the Company shall be deemed to have occurred if
   (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (defined as any securities of the Company which vote generally in the election of directors), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

      (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (g) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

      (h)  "Company"  means  Del  Webb  Corporation,   a  Delaware   corporation
   (including any and all Subsidiaries), or any successor thereto as provided in
   Article 16 herein.

      (i) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

      (j) "Director" means any individual who is a member of the Board of Directors of the Company.

      (k) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

      (l) "Employee" means any full-time, nonunion employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

      (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

      (n) "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation Section 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

      (o) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

      (p) "Insider" shall mean an Employee who is, at the time an Award is made under this Plan, an insider pursuant to Section 16 of the Exchange Act.

      (q) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

      (r) "Option"  means an  Incentive  Stock  Option or a  Nonqualified  Stock
   Option.

      (s) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

      (t) "Parent" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

      (u) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

      (v) "Performance-Based Awards" means the Restricted Stock Awards and Performance Unit Awards granted to selected Covered Employees pursuant to Articles 7 and 8, but which are subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

      (w) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: pre- or after-tax net earnings, revenue growth, operating income, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, Share price growth, shareholder returns, gross or net profit margin, earnings per share, price per Share, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

      (x) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Goal, the Goal may be expressed in terms of overall Company performance or the performance of an operating unit or community. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; and (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      (y) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

      (z) "Performance  Unit" means an Award granted to an Employee  pursuant to
   Article 8 herein.

      (aa) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

      (bb) "Restricted Stock" means an Award granted to a Participant pursuant to Article 7 herein.

      (cc) "Retirement" means a voluntary termination of employment by a Participant who has less than ten (10) years of service with the Company at or after age sixty-five (65), or voluntary termination at or after age fifty-five (55) for Participants who have at least ten (10) years of service with the Company as of the date of employment termination.

      (dd) "Shares" means the shares of common stock of Del Webb Corporation.

      (ee) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

   2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   2.3 Severability. In the event that a court of competent jurisdiction determines that any portion of this Plan is in violation of any statute, common law, or public policy, then only the portions of this Plan that violate such statute, common law, or public policy shall be stricken. All portions of this Plan that do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Plan shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Plan.

                            ARTICLE 3. ADMINISTRATION

   3.1 The Committee. The Plan shall be administered by the Human Resources Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

   Except as permitted under Section 16b-3(c)(2)(i)(A), (B), (C), and (D) of the Exchange Act, no member of the Committee shall have received a grant of an Award under the Plan or any similar Plan of the Company or any of its Subsidiaries while serving on the Committee, or shall have so received such a grant at any time within one (l) year prior to his or her service on the Committee, or, if different, for the time period just necessary to fulfill the then current Rule 16b-3 requirements under the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3 of the Exchange Act, the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3.

   3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to cancel and reissue any Awards granted hereunder in the event the Award lapses for any reason (provided that the Committee shall not have the authority to reprice previously issued and currently outstanding Awards without shareholder approval); to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of
Article 14 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

   3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

   4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed One Million Two Hundred Thousand (1,200,000). These One Million Two Hundred Thousand (1,200,000) Shares may be either authorized but unissued or reacquired Shares.

   4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

   4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

   4.4 Limitation on Number of Shares Subject to Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock that may be subject to one or more Awards granted to any one Participant over the term of the Plan shall be 400,000.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

   5.1 Eligibility. Persons eligible to participate in this Plan include all officers and key Employees of the Company, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees

   5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee shall have any right to be granted an Award under this Plan. In addition, nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

                            ARTICLE 6. STOCK OPTIONS

   6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof. Nothing in this
Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422(d) of the Code.

   6.2 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the provisions of Section 422 of the Code.

   6.3 Option Price. The Option Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of such Share on the date the Option is granted.

   6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

   6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

   6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

   The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

   The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

   As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

   6.7 Restrictions on Share Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

   6.8 Termination of Employment Due to Death,  Disability,  or Retirement.

      (a) Termination by Death. In the event the employment of a Participant is terminated by reason of death, any outstanding Options granted to that Participant which are vested as of the date of death shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that employment was terminated, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

      The portion of any outstanding Option which is deemed vested under this Plan as of the date of employment termination shall be determined according to the following guidelines:

      (i) The portion of the Option which is exercisable as of the date of employment termination shall remain exercisable;

      (ii) The percentage vesting of the portion of the Option which otherwise would have vested at the end of the calendar year in which employment termination occurs, will equal a fraction, the numerator of which is the number of full weeks of employment during the calendar year in which employment termination occurs, and the denominator of which is fifty-two
   (52); and

      (iii) The portion of the Option which is scheduled to vest in a year which begins after the end of the calendar year in which employment termination occurs, and the portion of the Option that does not vest in the year in which employment termination occurs, shall be forfeited by the Participant and returned to the Company (and shall once again be available for grant under the Plan).

   Any Options which are not vested as of the date of employment termination shall expire immediately, and may not be exercised following such time.

      (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, any outstanding Options granted to that Participant which are vested as of the date the Committee determines the definition of Disability to have been satisfied, shall remain exercisable at any time prior to their expiration date, or for one (l) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

   The portion of any outstanding Option which is deemed vested as of the date the definition of Disability is determined to have been satisfied by the Committee shall be determined pursuant to the guidelines set forth in Subparagraphs (a)(i) through (a)(iii) of this Section 6.8.

   Any Options that are not vested as of the date that the Committee determines the definition of Disability to have been satisfied, shall expire immediately, and may not be exercised following such date.

      (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, any outstanding Options granted to that Participant which are vested as of the effective date of Retirement, shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement, whichever period is shorter.

   The portion of any outstanding Option which is deemed vested as of the effective date of Retirement shall be determined pursuant to the guidelines set forth in Subparagraphs a(i) through a(iii) of this Section 6.8.

   Any Options which are not vested as of the effective date of Retirement shall expire immediately, and may not be exercised following such date.

      (d) Exercise Limitations on ISOs. In the case of ISOs, the tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

   Notwithstanding the exercise periods described in Subparagraphs (a), (b), and
(c) above, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of Options which are outstanding as of the date of employment termination for one of the reasons described in this Section 6.8.

   6.9 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason (other than the reasons set forth in Section 6.8 or for Cause), all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

   Options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending three (3) months after such date.

   If the employment of a Participant shall terminate for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

   6.10 Nontransferability of Options. Each Incentive Stock Option granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; each other Option granted under the Plan may be transferable subject to the terms and conditions as may be established by the Committee in accordance with the regulations promulgated under the Exchange Act, or any other applicable law or regulation. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                           ARTICLE 7. RESTRICTED STOCK

   7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine; provided that the total number of Shares of Restricted Stock granted under this Plan shall not exceed One Hundred Thousand (100,000) Shares of Restricted Stock.

   7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

   7.3 Transferability. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

   7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

   7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

      "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Del Webb Corporation 1995 Executive Long-Term Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Del Webb Corporation."

   7.6 Removal of Restrictions. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 removed from his or her Share certificate.

   7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

   7.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

   7.9 Termination of Employment. If the employment of a Participant shall terminate for any reason, except as determined by the Committee at the time of such termination for any reason other than for Cause, all nonvested Shares of Restricted Stock held by the Participant upon the effective date of employment termination immediately shall be forfeited and returned to the Company (and shall once again become available for grant under the Plan). The number of Shares of Restricted Stock which are deemed vested as of the effective date of employment termination shall be determined pursuant to the guidelines set forth with respect to the vesting of Options, as specified in Sections 6.8 and 6.9 herein.

                          ARTICLE 8. PERFORMANCE UNITS

   8.1 Grant of Performance Units. Subject to the terms of the Plan, Performance Units may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units granted to each Participant.

   8.2 Value of Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participants. The time period during which the performance goals must be met shall, in all cases, exceed six (6) months in length.

   8.3 Earning of Performance Units. After the applicable time period during which the goals must be met, the holder of Performance Units shall be entitled to receive payout on the number of Performance Units earned by the Participant over such period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

   8.4 Form and Timing of Payment of Performance Units. Payment of earned Performance Units shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable time period during which the goals must be met. The Committee, in its sole discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of such period.

   Prior to the beginning of each time period during which the goals must be met, Participants may elect to defer the receipt of Performance Unit payout upon such terms as the Committee deems appropriate.

   8.5 Termination of Employment Due to Death, Disability, Retirement, or Involuntary Termination (without Cause). In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units. The prorated payout shall be determined by the Committee, in its sole discretion, based upon the guidelines set forth with respect to the vesting of Options, as specified in Sections 6.8 and 6.9 herein, and further adjusted based on the achievement of the preestablished performance goals.

   Payment of earned Performance Units shall be made at the same time payments are made to Participants who did not terminate employment during the applicable time period during which the goals must be met.

   8.6 Termination of Employment for Other Reasons. In the event that a Participant terminates employment with the Company for any reason other than those reasons set forth in Section 8.5, all Performance Units shall be forfeited by the Participant to the Company, and shall once again be available for grant under the Plan.

   8.7 Nontransferability. Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                       ARTICLE 9. PERFORMANCE-BASED AWARDS

   9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify the Restricted Stock Awards under Article 7 and the Performance Unit Awards under Article 8 as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this
Article 9 shall control over any contrary provision contained in Articles 7 or 8.

   9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Restricted Stock Awards or Performance Unit Awards to Covered Employees that do not satisfy the requirements of this Article 9. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

   9.3 Discretion of Committee with Respect to Performance Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit thereof.

   9.4 Payment of Performance Awards. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company or a Subsidiary on the last day of the Performance Period to be eligible for a Performance Award for such Performance Period. Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

   In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

   9.5 Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance-Based Award payable to any one Participant under the Plan for a Performance Period is Seventy-five Thousand (75,000) Shares, or in the event the Performance-Based Award is paid in cash, such maximum Performance-Based Award shall be determined by multiplying Seventy-five Thousand (75,000) by the Fair Market Value of one Share as of the date of grant of the Performance-Based Award.

                       ARTICLE 10. BENEFICIARY DESIGNATION

   Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Human Resource Department of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                              ARTICLE 11. DEFERRALS

   The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                         ARTICLE 12. RIGHTS OF EMPLOYEES

   12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

   For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

   12.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                          ARTICLE 13. CHANGE IN CONTROL

   Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Article 17 herein:

      (a) Any and all Options granted hereunder shall become immediately exercisable;

      (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon, shall be delivered to the applicable Participants;

      (c) The target value attainable under all Performance Units shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, except that all Performance Units which shall have been outstanding less than six (6) months on the effective date of the Change in Control shall not be deemed to have earned the target value; and

      (d) Subject to Article 14 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

              ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

   14.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, without the approval of the stockholders of the Company (as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may:

      (a) Increase the total amount of Shares which may be issued under this Plan, except as provided in Section 4.3 herein; or

      (b) Change the class of Employees eligible to participate in the Plan; or

      (c) Materially increase the cost of the Plan or materially increase the benefits to Participants; or

      (d) Extend the maximum period after the date of grant during which Options may be exercised.

   14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                             ARTICLE 15. WITHHOLDING

   15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

   15.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event, Participants shall satisfy all federal, state and local tax withholding requirements by having the Company withhold Shares (to the extent that Shares are issued pursuant to the Award) having a Fair Market Value on the date the tax is to be determined equal to the maximum marginal total tax which would be imposed on the transaction.

                             ARTICLE 16. SUCCESSORS

   All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                         ARTICLE 17. REQUIREMENTS OF LAW

   17.1 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   Notwithstanding any other provision set forth in the Plan, if required by the then current Rule 16b-3 of the Exchange Act, any "derivative security or equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award, except in the case of the death, disability, or termination of employment of the Participant. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then current Rule 16b-3 of the Exchange Act.

   17.2 Governing Law. The Plan, and all agreements hereunder, shall be governed by the laws of the State of Delaware.

                                   APPENDIX C

                              DEL WEBB CORPORATION
                    1995 EXECUTIVE MANAGEMENT INCENTIVE PLAN

               ARTICLE 1. ESTABLISHMENT, AND PURPOSE, AND DURATION

   1.1 Establishment of the Plan. Del Webb Corporation, a Delaware corporation (the "Company"), hereby establishes an annual incentive plan to be known as the "Del Webb Corporation 1995 Executive Management Incentive Plan" (the "Plan").

   1.2 Purpose of the Plan. The Plan is designed to (i) recognize and reward on an annual basis select Company executives for their contributions to the overall success of the Company, and (ii) qualify compensation paid under the Plan as "performance-based compensation" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and the regulations thereunder.

   1.3 Duration of the Plan. Subject to approval by the Company's stockholders, the Plan will commence as of July 1, 1995. If the Plan is not approved by the Company's stockholders, the Plan will not be effective and any grants made under the Plan prior to that date will be void. No award may be made under the Plan after the date the Plan terminates, but awards made prior to that date may extend beyond that date.

                     ARTICLE 2. DEFINITIONS AND CONSTRUCTION

   2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

      (a) "Award" means the agreement of the Company to pay compensation to a Participant upon the attainment of specified Performance Goals.

      (b) "Award Agreement" means the written agreement evidencing the terms and conditions of an Award.

      (c) "Board" or "Board of Directors" means the Board of Directors of Del Webb Corporation.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (e) "Committee" means the Human Resources Committee of the Board or the committee appointed by the Board pursuant to Article 3 to administer the Plan.

      (f) "Company" means Del Webb Corporation, a Delaware corporation, or any successor thereto.

      (g) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

      (h) "Director" means any individual who is a member of the Board of Directors of the Company.

      (i) "Employee" means any full-time, nonunion employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

      (j) "Participant" means a Covered Employee who is designated by the Committee to participate in the Plan for a Performance Period pursuant to
   Article 4.

      (k) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: pre- or after-tax net earnings, revenue growth, operating income, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, Share price growth, shareholder returns, gross or net profit margin, earnings per Share, price per Share, and market share, any of which may be measured either in absolute terms, or as compared to any incremental increase, or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

      (l) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Goal, the Goal may be expressed in terms of overall Company performance or the performance of an operating unit or community. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; and (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      (m) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, compensation under the Plan.

      (n) "Shares" means the shares of common stock of Del Webb Corporation.

   2.2 Severability. In the event that a court of competent jurisdiction determines that any portion of this Plan is in violation of any statute, common law, or public policy, then only the portions of this Plan that violate such statute, common law, or public policy shall be stricken. All portions of this Plan that do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Plan shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Plan.

                            ARTICLE 3. ADMINISTRATION

   3.1 The Committee. The Plan shall be administered by the Human Resources Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

   3.2 Authority of the Committee. The Committee shall have all the authority that is necessary or helpful to enable it to discharge its responsibilities under the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to interpret the Plan, to determine eligibility for participation in the Plan, to decide all questions concerning eligibility for and the amount of Awards payable under the Plan, to establish and administer the Performance Goals and certify whether, and to what extent, they are attained, to construe any ambiguous provisions of the Plan, to correct any default, to supply any omission, to reconcile any inconsistency, to issue administrative guidelines as an aide to the administration of the Plan, to make regulations for carrying out the Plan, and to decide any and all questions arising in the administration, interpretation, and application of the Plan.

   3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

   3.4 Section 162(m) Compliance. This Plan shall be administered to comply with
Section 162(m) of the Code and, if any provisions of the Plan cause any Award to not qualify as performance-based compensation under Section 162(m) of the Code, that provision shall be stricken from this Plan, but the other provisions of this Plan shall remain in effect. Any action striking any portion of this Plan shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Plan. Furthermore, if any portion of the Plan or any Award Agreement conflicts with Section 162(m) or the regulations issued thereunder, the provisions of Section 162(m) and such regulations shall control.

                    ARTICLE 4. ELIGIBILITY AND PARTICIPATION

   4.1 Eligibility. Participation is limited in any fiscal year to Employees who the Committee concludes will be Covered Employees for such year.

   4.2 Actual Participation. From among the Covered Employees eligible to participate each year, the Committee may select those to receive Awards in any one or more Performance Periods under the Plan.

                           ARTICLE 5. FORM OF AWARDS.

   Awards shall be paid in cash. The Committee may, in its sole discretion, subject any Award to such terms, conditions, restrictions, or limitations (including but not limited to restrictions on transferability, vesting, termination of employment for cause or otherwise, or change of control) that the Committee deems to be appropriate, provided that such terms are not inconsistent with the terms of the Plan or Section 162(m) of the Code. All Awards will be evidenced by an Award Agreement.

               ARTICLE 6. DETERMINATION AND LIMITATION OF AWARDS.

   6.1 Determination of Awards. Within the time prescribed by Section 162(m) of the Code for each Performance Period, the Committee shall, in its sole discretion, determine and establish:

      (a) the Performance Goals applicable to the Performance Period for each Participant;

      (b) the total dollar amount payable to each Participant under the Award based upon attaining the Performance Goals; and

      (c) such other terms and conditions of such Award as the Committee determines to be appropriate under the circumstances.Such determinations shall be reflected in the minutes of a Committee meeting, or in a written action adopted without the necessity of a meeting, and also shall be documented in the Award Agreement.

   6.2 Limitations of Awards. If only one Performance Goal is established for a Performance Period, the Performance Goal for such Performance Period must be achieved in order for a Participant to receive payment for an Award for such Performance Period. If more than one Performance Goal is established for a Performance Period, one or more of the Performance Goals for such Performance Period must be achieved in order for a Participant to receive payment for an Award for such Performance Period, all as set forth in accordance with the terms of the Award Agreement. Furthermore, the Committee is authorized at any time during or after a Performance Period to reduce or eliminate (but not to increase) the amount of an Award payable to any Covered Employee for a Performance Period for any reason.

   6.3 Maximum Awards. Notwithstanding any provision in the Plan to the contrary, the maximum Award payable to any Covered Employee under the Plan for a Performance Period shall be $2,000,000.00.

   6.4 Employment Continuation. Unless otherwise determined by the Committee, provided in the Award Agreement, or required by applicable law, no payment pursuant to this Plan shall be made to a Participant unless the Participant is employed by the Company on the last day of the Performance Period.

   6.5 Deferrals of Payments. In the exercise of its discretion, the Committee may allow a Participant to elect to defer the receipt of all or any portion of an Award. Such deferral shall be made pursuant to the terms and conditions set forth in the Del Webb Corporation Deferred Compensation Plan.

                         ARTICLE 7. RIGHTS OF EMPLOYEES

   7.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

   7.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

               ARTICLE 8. AMENDMENT, MODIFICATION, AND TERMINATION

   The Committee may suspend or terminate the Plan at any time with or without prior notice. In addition, the Committee may from time to time and with or without prior notice, amend or modify the Plan in any manner, but may not without shareholder approval adopt any amendment that would require the vote of shareholders of the Company pursuant to Section 162(m) of the Code.

                             ARTICLE 9. WITHHOLDING

   The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

                             ARTICLE 10. SUCCESSORS

   All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                         ARTICLE 11. REQUIREMENTS OF LAW

   11.1 Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

   11.2 Governing Law. The Plan, and all agreements hereunder, shall be governed by the laws of the State of Delaware.

                              DEL WEBB CORPORATION
               Annual Meeting of Shareholders - November 8, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Philip J. Dion, Robertson C. Jones and Donald V. Mickus, jointly and severeally, proxies with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Del Webb Corporation held of record by the undersigned on September 11, 1995, at the Annual Meeting of Shareholders to be held on November 8, 1995, and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5 BELOW AND ON REVERSE SIDE

1. ELECTON OF FOUR DIRECTORS TO CLASS II OF THE BOARD OF DIRECTORS (Check one box only):
          FOR all nominees listed below           WITHHOLD authority to vote for
     ---- (except as marked to the contrary ---- all nominees listed below below):

     D. Kent Anderson    Kenny C. Guinn      Michael E. Rossi    Sam Yellen

     (Instruction: To withhold authority to vote for any individual nominee, check the "FOR all nominees" box above and write that nominee's name in the space provided below.)

         --------------------------------------------------------------
2.   APPROVAL OF THE DEL WEBB CORPORATION 1995 DIRECTOR STOCK PLAN.
          FOR                           AGAINST                       ABSTAIN
     ----                          ----                          ----
3.   APPROVAL OF THE DEL WEBB  CORPORATION  1995 EXECUTIVE  LONG-TERM  INCENTIVE
     PLAN.
          FOR                           AGAINST                       ABSTAIN
     ----                          ----                          ----
4.   APPROVAL OF THE DEL WEBB  CORPORATION 1995 EXECUTIVE  MANAGEMENT  INCENTIVE
     PLAN.
          FOR                           AGAINST                       ABSTAIN
     ----                          ----                          ----

(continued on reverse side)   PLEASE SIGN AND DATE THE REVERSE SIDE.

5. RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE PRINCIPAL INDEPENDENT PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING JUNE 30, 1996.
          FOR                           AGAINST                       ABSTAIN
     ----                          ----                          ----
6. In their discretion on such other matters as may properly come before the meeting or any adjournments thereof.
     ---------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

P                                  DATED                            , 1995
                                         ---------------------------

R                                  ---------------------------------------------
                                                   (Sign Here)

O                                  ---------------------------------------------
                                           (Sign Here, if Held Jointly)

X Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please
Y give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporate name by president or other authorized officer. If in a partnership, sign in partnership name by authorized person.

              PLEASE CHECK IF YOU PLAN TO ATTEND THE SHAREHOLDER MEETING.
         ----
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.